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                                                                  Exhibit 10.1


                                                                EXECUTION COPY
                                                                --------------


                           INDEMNIFICATION AGREEMENT
                           -------------------------

         THIS AGREEMENT ("Agreement") is made and entered into as of this _____ day of October, 2008 between K-V Pharmaceutical Company, a Delaware corporation (the "Company"), and ________________________ ("Indemnitee").


                                   RECITALS
                                   --------

                  WHEREAS, Indemnitee is serving as a director of the Company, and as such is performing a valuable service for the Company; and

                  WHEREAS, competent and experienced persons are becoming increasingly reluctant to serve publicly-held corporations as directors unless they are provided with adequate protection through liability insurance and adequate company indemnification against risks of claims and actions against them arising out of their service to the corporation; and

                  WHEREAS, the Board of Directors has determined that the ability to attract and retain qualified persons to serve as directors is in the best interests of the Company and its stockholders, and that the Company should act to assure such persons that there will be adequate certainty of protection through insurance and indemnification against risks of claims and actions against them arising out of their service to and activities on behalf of the Company; and

                  WHEREAS, Section 145 of the General Corporation Law of the State of Delaware (the "General Corporation Law") permits the Company to indemnify and advance expenses to its officers and directors and to indemnify and advance expenses to persons who serve at the request of the Company as directors, officers, employees, or agents of other corporations or enterprises; and

                  WHEREAS, the Company has adopted provisions in its Bylaws addressing indemnification and advancement of expenses to its officers and directors, and providing that the Company may enter into indemnification agreements which specify the rights and obligations of the Company and such persons with respect to indemnification, advancement of expenses and related matters; and

                  WHEREAS, the Company desires to have Indemnitee continue to serve in an Official Capacity (as defined below), and Indemnitee desires to continue so to serve the Company, provided, and on the express condition, that Indemnitee is furnished with the indemnity and other rights set forth in this Agreement.

                                   AGREEMENT
                                   ---------

                  Now, therefore, in consideration of Indemnitee's continued service to the Company in Indemnitee's Official Capacity, the parties hereto agree as follows:

         1.       Definitions. For purposes of this Agreement:
                  -----------
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         (a)      "Change of Control" means a change in control of the Company occurring after the Effective Date of a nature that would be required to be reported in response to Item 1.01 of Current Report on Form 8-K (or in response to any similar item on any similar schedule or form) promulgated under the Securities Exchange Act of 1934, as amended (the "Act"), whether or not the Company is then subject to such reporting requirement; provided,
                                                               ---------
however, that, without limitation, such a Change of Control shall be deemed to
-------
have occurred if after the Effective Date (i) any "person" (as such term is used in Sections 13(d) and 14(d) of the Act) (other than any one or more of the direct descendants by blood of Victor M. Hermelin and Minette Hermelin, together) becomes the "beneficial owner" (as defined in Rule 13d-3 under the
Act), directly or indirectly, of securities of the Company representing thirty percent (30%) or more of the combined voting power of the Company's then outstanding securities without the prior approval of at least two-thirds of the members of the Board of Directors in office immediately prior to such person attaining such percentage; (ii) the Company is a party to a merger, consolidation, liquidation, sale of assets or other reorganization, or a proxy contest, as a consequence of which members of the Board of Directors in office immediately prior to such transaction or event constitute less than a majority of the Board of Directors thereafter; or (iii) during any period of two (2) consecutive years, individuals who at the beginning of such period constituted the Board of Directors, and any new director (other than a director designated by a person who has entered into an agreement with the Company to effect a transaction described in Section 1(a)(i) or (ii)) whose election by the Board of Directors or nomination for election by the Company's stockholders was approved by a vote of at least a majority of the directors then still in office who either were directors at the beginning of the period or whose election or nomination for election was previously approved by such vote, cease for any reason to constitute at least a majority of the Board of Directors.

         (b) "Disinterested Director" means a director of the Company who is not and was not a party to the Proceeding in respect of which indemnification or advancement of expenses is sought by Indemnitee.

         (c)      "Effective Date" means the date first written above.

         (d) "Expenses" shall include all direct and indirect costs including, but not limited to, reasonable attorneys' fees, retainers, court costs, transcript costs, fees of experts, witness fees, advisory fees, travel expenses, duplicating costs, printing and binding costs, telephone charges, postage, delivery service fees, and all other disbursements or expenses of the types customarily incurred in connection with investigating, prosecuting, defending (or preparing to investigate, prosecute or defend) a Proceeding, or being or preparing to be a witness in a Proceeding. Notwithstanding the foregoing, Expenses incurred in connection with investigating, prosecuting, defending (or preparing to investigate, prosecute or defend) a Proceeding shall not include any fees, costs, or expenses of more than two firms of attorneys with respect to such Proceeding (other than one additional firm serving as local counsel if the Indemnitee is required to retain local counsel under applicable local law or rules of any jurisdiction in which such Proceeding is brought), and in no event shall the Company be required to indemnify, or advance expenses to, Indemnitee with respect to any fees, costs, or expenses for more than two such firms (and local counsel as provided above). Any counsel engaged by Indemnitee with respect to which Indemnitee seeks advancement from or indemnification by the Company shall agree to abide by any guidelines established by the Company covering the retention of counsel by the Company,

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such agreement being a condition precedent to advancement or indemnification with respect to the fees, costs, or expenses of any such counsel.

         (e) "Independent Counsel" means a law firm, or a member of a law firm, that is experienced in matters of corporation law and neither presently is, nor in the past five (5) years has been, retained to represent: (i) the Company or Indemnitee in any matter material to either such party, or (ii) any other party to the Proceeding giving rise to a claim for indemnification hereunder. Notwithstanding the foregoing, the term "Independent Counsel" shall not include any person who, under the applicable standards of professional conduct then prevailing, would have a conflict of interest in representing either the Company or Indemnitee in an action to determine Indemnitee's rights under this Agreement. Notwithstanding the foregoing, a law firm or a member of a law firm may serve as Independent Counsel for more than one indemnitee in relation to a single Proceeding or a series of related Proceedings.

         (f) "Official Capacity" means Indemnitee's corporate status as an officer and/or director and any other fiduciary capacity in which Indemnitee serves the Company, its subsidiaries and affiliates, its employee benefit plans, and any other entity which Indemnitee serves in such capacity at the request of the Company's CEO, its Board of Directors or any committee of its Board of Directors. "Official Capacity" also refers to all actions which Indemnitee takes or does not take while serving in such capacity.

         (g) "Proceeding" includes any actual, threatened, pending or completed inquiry, investigation, action, suit, arbitration, or any other such actual or threatened action or occurrence, whether civil, criminal, administrative or investigative, including any appeal or petition resulting from such action or occurrence, whether or not initiated prior to the Effective Date, except a proceeding initiated by an Indemnitee pursuant to
Section 8 of this Agreement to enforce his or her rights under this Agreement.

         2.       Service by Indemnitee. Indemnitee will serve and/or continue
                  ---------------------
to serve in Indemnitee's Official Capacity faithfully and to the best of Indemnitee's ability so long as Indemnitee has or holds such Official Capacity. Indemnitee may at any time and for any reason resign from Indemnitee's Official Capacity (subject to any other contractual obligation or any obligation imposed by operation of law).

         3.       Indemnification.
                  ---------------

         (a)      General. Except as otherwise provided in this Agreement, the
                  -------
Company shall indemnify Indemnitee to the fullest extent permitted by the General Corporation Law as such law may from time to time be amended if Indemnitee is or was a party or is or was threatened to be made a party to any Proceeding by reason of his or her Official Capacity or by reason of anything done or not done by Indemnitee in his or her Official Capacity. The Company shall indemnify Indemnitee against all costs, judgments, penalties, fines, liabilities, amounts paid in settlement by or on behalf of Indemnitee in any Proceeding, and Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding, if Indemnitee is determined to have met the standard of conduct set forth in Section 7(a).


         (b)      Exceptions. Indemnitee shall receive no indemnification of
                  ----------
Expenses:

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                  (i)   to the extent such indemnification of Expenses is
                  finally determined by a Court of competent jurisdiction (including through the expiration of applicable appeals processes) to be expressly prohibited by Delaware law or the public policies of Delaware;

                  (ii) to the extent payment is actually made to Indemnitee for the amount to which Indemnitee would otherwise have been entitled under this Agreement pursuant to an insurance policy, or another indemnity agreement or arrangement from the Company or other person or entity;

                  (iii) for an accounting of profits made from the purchase and sale (or sale and purchase) by Indemnitee of securities of the Company within the meaning of Section 16(b) of the Act, or similar provisions of state statutory law or common law;

                  (iv) in connection with any Proceeding, or part thereof (including claims and permissive counterclaims) initiated by Indemnitee, except a judicial proceeding pursuant to Section 8 to enforce rights under this Agreement, unless the Proceeding (or part thereof) was authorized by the Board of Directors of the Company; and

                  (v) with respect to any claim, issue, or matter as to which Delaware law expressly prohibits such indemnification by reason of any adjudication of liability of Indemnitee to the Company, unless and only to the extent that the Delaware Court of Chancery, or the court in which such action or suit was brought, shall determine upon application that, despite an adjudication of liability but in view of all the circumstances of the case, Indemnitee is entitled to indemnification for such Expenses as such court shall deem proper.

         4.       Advancement of Expenses.
                  -----------------------

         (a)      General. Except as otherwise provided in Section 3(b)(iv) of
                  -------
this Agreement, the Company shall advance Expenses to Indemnitee to the fullest extent permitted by the General Corporation Law as such law may from time to time be amended if Indemnitee is or was a party or is or was threatened to be made a party to any Proceeding by reason of his or her Official Capacity or by reason of anything done or not done by Indemnitee in his or her Official Capacity. The Company shall advance to Indemnitee Expenses actually and reasonably incurred by Indemnitee in connection with such Proceeding within 15 business days after Indemnitee provides a statement to Company requesting an advance and describing in reasonable detail the Expenses incurred.

         (b)      Undertaking In Connection With Request For Advancement. As a
                  ------------------------------------------------------
condition precedent to the Company's advancement of Expenses to Indemnitee, Indemnitee shall provide the Company, in substantially the form attached as
Exhibit 1, with (i) a written affirmation by such person of his or her good
---------
faith belief that he or she has met the standard of conduct necessary for indemnification under this Agreement and Section 145 of the General Corporation Law, and (ii) an undertaking by or on behalf of Indemnitee to reimburse such amount if it is

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finally determined by a court of competent jurisdiction after all appeals that
Indemnitee is not entitled to be indemnified against such Expenses by the Company as provided by this Agreement or otherwise. Indemnitee's undertaking to reimburse any such amounts is not required to be secured.

         5.       Indemnification for Expenses of Successful Party.
                  ------------------------------------------------

         Notwithstanding the limitations of any other provisions of this Agreement, to the extent that Indemnitee is successful on the merits or otherwise in defense of any Proceeding, or in defense of any claim, issue or matter therein, including, without limitation, the dismissal of any action without prejudice, or if it is ultimately determined that Indemnitee is otherwise entitled to be indemnified against Expenses, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection therewith. If Indemnitee is partially successful on the merits or otherwise in defense of any Proceeding, Indemnitee shall be indemnified against all Expenses actually and reasonably incurred in connection with each claim, issue, or matter that is successfully resolved on the merits or otherwise to the fullest extent permitted by law.

         6.       Indemnification for Expenses Incurred in Serving as a Witness.
                  -------------------------------------------------------------
Notwithstanding any other provisions of this Agreement, Indemnitee shall be entitled to indemnification for and advancement of all Expenses reasonably incurred for serving as a witness by reason of Indemnitee's Official Capacity in any Proceeding with respect to which Indemnitee is not a party.

         7.       Determination of Entitlement to Indemnification.
                  -----------------------------------------------

         (a)      Standard of Conduct. Except as provided in Section 5 above,
                  -------------------
Indemnitee shall be entitled to indemnification pursuant to this Agreement only upon a determination that Indemnitee acted in good faith and in a manner Indemnitee reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe that Indemnitee's conduct was unlawful.

         (b)      Manner of Determining Eligibility. Upon written request of
                  ---------------------------------
the Indemnitee for indemnification, the entitlement of Indemnitee to such requested indemnification shall be determined by:

                  (i) the Board of Directors by a majority vote of Disinterested Directors, whether or not such majority constitutes a quorum; or

                  (ii) a committee of Disinterested Directors designated by majority vote of such Disinterested Directors, whether or not such majority constitutes a quorum; or

                  (iii) Independent Counsel in a written opinion to the Board of Directors, or designated committee of the Board of Directors, with a copy to Indemnitee, which Independent Counsel shall be selected by majority vote of the Company's directors at a meeting at which a quorum is present, or a majority vote of the Disinterested Directors, or Committee of Disinterested Directors; or

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                  (iv)  in the event that a Change of Control has occurred, at the option of Indemnitee, by Independent Counsel (selected by Indemnitee) in a written opinion to the Board of Directors of the Company, a copy of which shall be delivered to the Indemnitee.

         (c)      Change of Control. The Company agrees that if there is a
                  -----------------
Change of Control (other than a Change of Control which has been approved by a majority of the Board of Directors who were directors immediately prior to such Change of Control) then with respect to all matters thereafter arising concerning the rights of the Indemnitee to indemnification under this Agreement or any other document now or hereafter in effect relating to such indemnification, the Company shall seek legal advice only from Independent Counsel selected by Indemnitee. The Company agrees to pay the reasonable fees of the Independent Counsel referred to above and to indemnify fully such counsel against any and all expenses (including attorneys' fees), claims, liabilities and damages arising out of or relating to this Agreement or its engagement pursuant hereto.

         (d)      Payment of Costs of Determining Eligibility. The Company
                  -------------------------------------------
shall pay all costs associated with its determination of Indemnitee's eligibility for indemnification.

         (e)      Presumptions and Effect of Certain Proceedings. The
                  ----------------------------------------------
Secretary or the Assistant Secretary of the Company shall, promptly upon receipt of Indemnitee's request for indemnification, advise in writing the Board of Directors or such other person or persons empowered to make the determination requested in Section 7(b), and the Company shall thereafter promptly make such determination or initiate the appropriate process for making such determination.

                  (i) In making a determination with respect to entitlement to indemnification hereunder, the person or persons or entity making such determination shall, to the fullest extent not prohibited by law, presume that Indemnitee is entitled to indemnification under this Agreement if Indemnitee has submitted a request for indemnification in accordance with
                  Section 7 of this Agreement, and the Company shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption. Neither the failure of the Company (including by its directors or independent legal counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or independent legal counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct.

                  (ii) Subject to Section 8(f), if the person, persons or entity empowered or selected under Section 7(b) of this Agreement to determine whether Indemnitee is entitled to indemnification shall not have made a determination within sixty (60) days after receipt by the Company of the request therefor, the requisite

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                  determination of entitlement to indemnification shall, to
                  the fullest extent not prohibited by law, be deemed to have been made and Indemnitee shall be entitled to such indemnification, absent (A) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or (B) a prohibition of such indemnification under applicable law; provided, however, that such 60-day period may be extended for a reasonable time, not to exceed an additional thirty
                  (30) days, if the person, persons or entity making the determination with respect to entitlement to indemnification in good faith requires such additional time for the obtaining or evaluating of documentation and/or information relating thereto; and provided, further, that the foregoing provisions of this Section 7(e) shall not apply if the determination of entitlement to indemnification is to be made by Independent Counsel pursuant to Section 7(b)(iv) of this Agreement.

                  (iii) The termination of any Proceeding or of any claim, issue or matter therein, by judgment, order, settlement or conviction, or upon a plea of nolo contendere or its
                                                ---- ----------
                  equivalent, shall not (except as otherwise expressly provided in this Agreement) of itself adversely affect the right of Indemnitee to indemnification or create a presumption that Indemnitee did not act in good faith and in a manner which Indemnitee reasonably believed to be in or not opposed to the best interests of the Company or, with respect to any criminal Proceeding, that Indemnitee had reasonable cause to believe that Indemnitee's conduct was unlawful. The Company acknowledges that a settlement or other disposition short of final judgment may be successful if it permits a party to avoid expense, delay, distraction, disruption and uncertainty. In the event that any action, claim or proceeding to which Indemnitee is a party is resolved in any manner other than by adverse judgment against Indemnitee (including, without limitation, settlement of such action, claim or proceeding with or without payment of money or other consideration) it shall be presumed that Indemnitee has been successful on the merits or otherwise in such action, suit or proceeding. Anyone seeking to overcome this presumption shall have the burden of proof and the burden of persuasion by clear and convincing evidence.

         8.       Remedies of Indemnitee.
                  ----------------------

         (a)      In the event that (i) a determination is made pursuant to
Section 7 of this Agreement that Indemnitee is not entitled to indemnification under this Agreement, (ii) advancement of Expenses, to the fullest extent permitted by applicable law, is not timely made pursuant to Section 4 of this Agreement, (iii) no determination of entitlement to indemnification shall have been made pursuant to Section 7(b) or (c) of this Agreement within ninety (90) days after receipt by the Company of the request for indemnification, (iv) payment of indemnification is not made pursuant to Section 5 or 6 of this Agreement within fifteen (15) business days after receipt by the Company of written request therefor, or (v) payment of indemnification pursuant to
Section 3 of this Agreement is not made within fifteen (15) business days after a determination has been made that Indemnitee is entitled to indemnification, Indemnitee shall be entitled to seek an adjudication by the Court of Chancery of Indemnitee's right to such indemnification or

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advancement of Expenses, with any costs associated therewith to be paid by the
Company to the extent permitted by law. The Company shall not oppose Indemnitee's right to seek any such adjudication.

         (b) In the event that a determination shall have been made pursuant to Section 7 of this Agreement that Indemnitee is not entitled to indemnification, any judicial proceeding commenced pursuant to this Section 8 shall be conducted in all respects as a de novo trial on the merits and
                                        -- ----
Indemnitee shall not be prejudiced by reason of that adverse determination. In any judicial proceeding commenced pursuant to this Section 8, Indemnitee shall be presumed to be entitled to indemnification under this Agreement and the Company shall, to the fullest extent not prohibited by law, have the burden of proof to overcome that presumption in connection with the making by any person, persons or entity of any determination contrary to that presumption, as the case may be, and the Company may not refer to or introduce into evidence any determination pursuant to Section 7 of this Agreement adverse to Indemnitee for any purpose. If Indemnitee commences a judicial proceeding pursuant to this Section 8, Indemnitee shall not be required to reimburse the Company for any advances pursuant to Section 4 until a final determination is made with respect to Indemnitee's entitlement to indemnification (as to which all rights of appeal have been exhausted or lapsed).

         (c) Neither the failure of the Company (including by its directors or Independent Counsel) to have made a determination prior to the commencement of any action pursuant to this Agreement that indemnification is proper in the circumstances because Indemnitee has met the applicable standard of conduct, nor an actual determination by the Company (including by its directors or Independent Counsel) that Indemnitee has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that Indemnitee has not met the applicable standard of conduct. If a determination shall have been made pursuant to Section 7 of this Agreement that Indemnitee is entitled to indemnification, the Company shall be bound by such determination in any judicial proceeding commenced pursuant to this
Section 8, absent (i) a misstatement by Indemnitee of a material fact, or an omission of a material fact necessary to make Indemnitee's statement not materially misleading, in connection with the request for indemnification, or
(ii) a prohibition of such indemnification under applicable law.

         (d) The Company shall be precluded from asserting in any judicial proceeding commenced pursuant to this Section 8 that the procedures and presumptions of this Agreement are not valid, binding and enforceable and shall stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement.

         (e) The Company shall indemnify and hold harmless Indemnitee to the fullest extent permitted by law against all expenses (of the type that would be considered "Expenses" if incurred in connection with a Proceeding) and, if requested by Indemnitee, shall (within ten (10) days after the Company's receipt of such written request) advance to Indemnitee, to the fullest extent permitted by applicable law, such expenses that are incurred by Indemnitee in connection with any judicial proceeding brought by Indemnitee
(i) to enforce Indemnitee's rights under, or to recover damages for breach of, this Agreement or any other indemnification agreement or provision of the Certificate of Incorporation or the Company's By-laws now or hereafter in effect; or (ii) for recovery or advances under any insurance policy maintained by any person for

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the benefit of Indemnitee, to the full extent Indemnitee ultimately is determined to be entitled to such indemnification, advance or insurance recovery, as the case may be.

         (f) Notwithstanding anything in this Agreement to the contrary, no determination as to entitlement to indemnification under this Agreement shall be required to be made prior to the final termination or disposition of the Proceeding.

         9.       Non-exclusivity; No Effect on Other Agreements; Survival of
                  -----------------------------------------------------------
Rights; Insurance; Subrogation.
------------------------------

         (a) The rights of indemnification and to receive advancement of Expenses as provided by this Agreement shall not be deemed exclusive of any other rights to which Indemnitee may at any time be entitled under applicable law, the Certificate of Incorporation, the Company's By-laws, any other agreement, a vote of stockholders or a resolution of directors, or otherwise. The entry by Indemnitee into this Agreement, and the terms of this Agreement, shall not be deemed to change, limit or affect in any respect, or terminate, any other agreements between Indemnitee and the Company. Except as otherwise provided by Section 12 hereof, no amendment, alteration or repeal of this Agreement or of any provision hereof shall limit or restrict any right of Indemnitee under this Agreement in respect of any action taken or omitted by such Indemnitee in his Official Capacity prior to such amendment, alteration or repeal. To the extent that a change in the General Corporation Law, whether by statute or judicial decision, permits greater indemnification or advancement of Expenses than would be afforded currently under the Certificate of Incorporation, the Company's By-laws or this Agreement, it is the intent of the parties hereto that Indemnitee shall enjoy by this Agreement the greater benefits so afforded by such change. No right or remedy herein conferred is intended to be exclusive of any other right or remedy, and every other right and remedy shall be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other right or remedy.

         (b) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable (or for which advancement is provided hereunder) hereunder if and to the extent that Indemnitee has otherwise actually received such payment under any insurance policy, contract, agreement or otherwise.

         (c) The Company's obligation to indemnify or advance Expenses hereunder to Indemnitee who is or was serving at the request of the Company as a director, officer, employee or agent of any other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise shall be reduced by any amount Indemnitee has actually received as indemnification or advancement of Expenses from such other corporation, limited liability company, partnership, joint venture, trust, employee benefit plan or other enterprise.

         10.      Notification and Settlement of Claim. Promptly after receipt
                  ------------------------------------
by Indemnitee of notice of any Proceeding, Indemnitee will notify the Company in writing of the commencement thereof; but the omission so to notify the Company will not relieve the Company from any liability that it may have to Indemnitee, except to the extent the Company is actually prejudiced

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thereby. The Company shall not be liable to indemnify Indemnitee under this
Agreement for any amounts paid in settlement of any Proceeding effected without the Company's written consent, and the Company shall not settle any Proceeding in any manner that would impose any penalty or limitation on, or require any payment from, Indemnitee without Indemnitee's written consent. Neither the Company nor Indemnitee will unreasonably withhold its consent to any proposed settlement.

         11.      Separability. If any provision of this Agreement shall be
                  ------------
held to be invalid, illegal or unenforceable for any reason whatsoever (a) the validity, legality and enforceability of the remaining provisions of this Agreement (including without limitation, all portions of any paragraphs of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not by themselves invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby, and (b) to the fullest extent possible, the provisions of this Agreement (including, without limitation, all portions of any paragraph of this Agreement containing any such provision held to be invalid, illegal or unenforceable, that are not themselves invalid, illegal or unenforceable) shall be construed so as to give effect to the intent of the parties that the Company provide protection to Indemnitee to the fullest enforceable extent provided for in this Agreement.

         12.      Duration of Agreement. This Agreement shall continue until
                  ---------------------
and terminate upon the later of: (a) ten (10) years after the date that Indemnitee shall have ceased to serve as a director of the Company or (b) one
(1) year after the final termination of any Proceeding then pending in respect of which Indemnitee is granted rights of indemnification or advancement of Expenses hereunder and of any proceeding commenced by Indemnitee pursuant to
Section 8 of this Agreement relating thereto. All agreements and obligations of the Company contained in this Agreement shall continue during the period of Indemnitee's Official Capacity. This Agreement shall be binding upon all successors and assigns of the Company (including any transferee of all or substantially all of its assets and any successor by merger or operation of law) and shall inure to the benefit of Indemnitee's heirs, personal representatives and estate.

         13.      Non-attribution of Actions of Any Indemnitee to Any Other
                  ---------------------------------------------------------
Indemnitee. For purposes of determining whether Indemnitee is entitled to
----------
indemnification or advancement of Expenses by the Company under this Agreement or otherwise, the actions or inactions of any other indemnitee or group of indemnitees shall not be attributed to Indemnitee.

         14.      Insurance and Subrogation.
                  -------------------------

         (a) The Company shall purchase and maintain insurance on behalf of Indemnitee who is or was or has agreed to serve at the request of the Company as a director or officer of the Company against any liability asserted against, and incurred by, Indemnitee or on Indemnitee's behalf in any such capacity, or arising out of Indemnitee's status as such, whether or not the Company would have the power to indemnify Indemnitee against such liability under the provisions of this Agreement, provided that such insurance is available on commercially reasonable terms. If the Company has such insurance in effect at the time the Company receives from Indemnitee any notice of the commencement of a proceeding, the Company shall give prompt notice of the commencement of a proceeding to the insurers in accordance with the procedures set forth in the policy. The Company shall thereafter take all necessary or desirable

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action to cause such insurers to pay, on behalf of the Indemnitee, all amounts payable as a result of such proceeding in accordance with the terms of such policy.

         (b) In the event of any payment by the Company under this Agreement, the Company shall be subrogated to the extent of such payment to all of the rights of recovery of Indemnitee with respect to any insurance policy, who shall execute all papers required and take all action necessary to secure such rights, including execution of such documents as are necessary to enable the Company to bring suit to enforce such rights in accordance with the terms of such insurance policy. The Company shall pay or reimburse all expenses actually and reasonably incurred by Indemnitee in connection with such subrogation.

         (c) The Company shall not be liable under this Agreement to make any payment of amounts otherwise indemnifiable hereunder (including, but not limited to, judgments, fines, ERISA excise taxes or penalties, and amounts paid in settlement), if and to the extent that Indemnitee has otherwise actually received such payment under this Agreement or any insurance policy, contract, agreement or otherwise.

         15.      Notices. All notices, requests, demands and other
                  -------
communications under this Agreement shall be in writing and shall be deemed to have been duly given if (a) delivered by hand and receipted for by the party to whom said notice or other communication shall have been directed, (b) mailed by certified or registered mail with postage prepaid, on the third business day after the date on which it is so mailed, (c) mailed by reputable overnight courier and receipted for by the party to whom said notice or other communication shall have been directed or (d) sent by facsimile transmission, with receipt of confirmation that such transmission has been received.

         16.      Headings; References; Pronouns. The headings of the sections
                  ------------------------------
of this Agreement are inserted for convenience only and shall not be deemed to constitute part of this Agreement or to affect the construction thereof. References herein to section numbers are to sections of this Agreement. All pronouns and any variations thereof shall be deemed to refer to the masculine, feminine, neuter, singular or plural as appropriate.

         17.      Other Provisions.
                  ----------------

         (a) This Agreement shall be interpreted and enforced in accordance with the laws of Delaware.

         (b) This Agreement may be executed in one or more counterparts, each of which shall for all purposes be deemed to be an original but all of which together shall constitute one and the same Agreement. Only one such counterpart signed by the party against whom enforceability is sought needs to be produced as evidence of the existence of this Agreement.

         (c) This Agreement shall not be deemed an employment contract between the Company and Indemnitee, and the Company shall not be obligated to continue Indemnitee in Indemnitee's Official Capacity by reason of this Agreement.

         (d) No supplement, modification or amendment of this Agreement shall be binding unless executed in writing by both parties hereto. No waiver of any of the provisions of this

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

Agreement shall be deemed or shall constitute a waiver of any other provisions hereof (whether or not similar) nor shall such waiver constitute a continuing waiver.

         (e) The Company agrees to stipulate in any such court or before any such arbitrator that the Company is bound by all the provisions of this Agreement and is precluded from making any assertions to the contrary.

         (f) Indemnitee's rights under this Agreement shall extend to Indemnitee's spouse, members of Indemnitee's immediate family, and Indemnitee's representative(s), guardian(s), conservator(s), estate, executor(s), administrator(s), and trustee(s), (all of whom are referred to as "Related Parties"), as the case may be, to the extent a Related Party or a Related Party's property is subject to a Proceeding by reason of Indemnitee's Official Capacity.

                  IN WITNESS WHEREOF, the parties hereto have executed this Agreement on and as of the day and year first above written.


                                       K-V PHARMACEUTICAL COMPANY



                                       By
                                         -------------------------------------

                                         Its
                                            ----------------------------------







                                       ---------------------------------------
                                       Indemnitee




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

                                   EXHIBIT 1



         AFFIRMATION AND UNDERTAKING TO REPAY INDEMNIFICATION EXPENSES

         Reference is made to that Indemnification Agreement (the
"Agreement"), dated as of ______, 20__, by and between the undersigned and K-V Pharmaceutical Company, a Delaware corporation (the "Company"). Unless otherwise defined, capitalized terms used herein shall have the respective meanings ascribed to them in the Agreement.

         Pursuant to Section 4(b) of the Agreement:

         1. The undersigned hereby affirms my good faith belief that I have met the standard of conduct necessary for indemnification under the Agreement, that I acted in good faith and in a manner I reasonably believed to be in or not opposed to the best interests of the Company, and with respect to any criminal action or proceeding, had no reasonable cause to believe that my conduct was unlawful; and

         2. The undersigned hereby agrees to reimburse the Company all Expenses advanced to me if it is finally determined by a court of competent jurisdiction after all appeals that I am not entitled to be indemnified against such Expenses by the Company as provided by the Agreement or otherwise.


                                        Signature
                                                 -----------------------------

                                        Typed Name
                                                  ----------------------------

                                        Office
                                              --------------------------------


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